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                                                                   EXHIBIT 10.22


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                                FOURTH AMENDMENT

                                       to

                    RECEIVABLES SALE AND SERVICING AGREEMENT

                                    between

                          WABASH NATIONAL CORPORATION
                             as Seller and Servicer

                                      and

                                 NBD BANK, N.A.

                                  as Purchaser

                         DATED AS OF SEPTEMBER 27, 1996

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     This FOURTH AMENDMENT dated as of September 27, 1996 (the "Amendment"), is entered into by and between Wabash National Corporation, a Delaware corporation, in its capacity as originator and seller of the Receivables (as defined in the Agreement, defined below) hereunder (in such capacity the "Seller"), and in its capacity as servicer hereunder (in such capacity, the "Servicer"), and NBD Bank, N.A., a national banking association, in its capacity as purchaser (the "Purchaser").

                                    RECITALS

     WHEREAS, the Seller and the Purchaser have entered into a Receivables Sale and Servicing Agreement dated as of June 29, 1995 (the "Agreement");

     WHEREAS, the Seller and the Purchaser desire to amend the Agreement to change the limit with respect to the aggregate Purchase Price of outstanding Purchased Receivables (capitalized terms not defined herein shall have the meaning set forth in the Agreement); and

     WHEREAS, pursuant to Section 12.7 of the Agreement, neither the Agreement nor the terms thereof may be amended, supplemented or modified except in writing signed by the Purchaser and the Seller.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Amendment to Section 2.1, Purchase and Sale of Receivables. Clause (a) of Section 2.1 of the Agreement shall deleted in its entirety and replaced with the following:

     (a) At no time can the aggregate Purchase Price of outstanding Purchased Receivables be greater than $40,000,000; provided, however, that during the period from September 30, 1996 to October 31, 1996, inclusive, the aggregate Purchase Price of outstanding Purchased Receivables may not be greater than $45,000,000.

     Section 2. Effect of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with the terms set forth therein.

     Section 3. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



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     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this
Amendment to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                  WABASH NATIONAL CORPORATION, as Seller
                                   and Servicer


                                  By: /s/ Mark R. Holden
                                      ---------------------------------------
                                     Name:  Mark R. Holden
                                     Title: Vice President and Chief Financial
                                            Officer

                                  NBD BANK, N.A., as Purchaser


                                  By: /s/ Leo G. Watson, Jr.
                                     ----------------------------------------
                                     Name:  Leo G. Watson, Jr.
                                     Title: Vice President